SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                November 14, 2005
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                         Date of Earliest Reported Event

                              AMEN Properties, Inc.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    000-22847
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                            (Commission File Number)

                                   54-1831588
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                        (IRS Employer Identification No.)

                         303 W. Wall Street, Suite 2300
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA

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          (Former Name or Former Address, if Changed Since Last Report)

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                    FORM 8-K

Item 4.02 - Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review.

         On November 11, 2005, the management and board of directors of Amen Properties, Inc. ("The Company") determined that it will reclassify certain financial statement items on its previously issued Annual Report for December 31, 2004 and its Quarterly Reports ended March 31, 2005 and June 30, 2005. The restatement has no effect on the Company's previously reported net income
(loss). As a result of the reclassification, the Company concluded that it's previously issued Annual Report on Form 10-KSB for December 31, 2004, as well as its Quarterly Reports on Form 10-QSB for March 31, 2005 and June 30, 2005 should no longer be relied upon.

         The Company will restate its consolidated balance sheet and consolidated statement of operations and cash flows to reclassify the operations of and gain on sale of assets related to a certain discontinued business component. The item will be reclassified from continuing operations to a discontinued business component. The restatement reflects Statement of Financial Accounting Standards Number 144, Accounting for the Impairment of Disposal of Long-Lived Assets.

         The Company intends to file an amended Annual Report on Form 10-KSB/A for the year ended December 31, 2004 and amended Quarterly Reports on Form 10-QSB/A for the quarters ended March 31, 2005 and June 30, 2005, as soon as possible.

         The Audit Committee of the Company's Board of Directors has discussed the items disclosed in this filing with the Company's independent accountant.

Item 8.01 - Other Events

         The management and board of directors of the Company determined that the amendments to its Annual Report on Form 10-KSB/A for the year ended December 31, 2004 and Quarterly Reports on Form 10-QSB/A for each of the quarters ended March 31, 2005 and June 30, 2005, referred to above, will include an amendment and clarification of Item 8a, Controls and Procedures. This amendment and clarification of Item 8a, Controls and Procedures is in response to comments from the Securities and Exchange Commission regarding the Company's disclosure of Controls and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   AMEN Properties, Inc.
                                   (Registrant)

Date: November 14, 2005            By /s/ Eric Oliver
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                                   Chairman of the Board of Directors and Chief
                                   Executive Officer
                                   (Signature)